Exhibit 10.1

INDEMNIFICATION AGREEMENT
THIS INDEMNIFICATION AGREEMENT is to be effective as of ____________, ____ (this “Agreement”) by and between Spok Holdings, Inc., a Delaware corporation, (the “Company”) and ____________, ____________ of the Company (together with such person’s legal representatives or other successors, “Indemnitee”).
WHEREAS, in order to induce Indemnitee to serve, or continue to serve, as ____________ and to accept, or continue to accept, the duties, responsibilities and burdens associated with such service, the Company desires, and the Board of Directors of the Company have resolved to provide the Indemnitee with the indemnification arrangements set forth herein; and
WHEREAS, Indemnitee is willing to serve or continue to serve as ____________ of the Company on the terms set forth herein;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	DEFINITIONS; INTERPRETIVE PRINCIPLES.
(a)    Definitions
For purposes of this Agreement:
“Affiliate” of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where “control” means the possession, directly or indirectly, of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.
“Company Entity” shall mean the Company, any Subsidiary of the Company or any entity including any joint venture, partnership, trust, limited liability company, plan or administrative committee for which Indemnitee is serving in a fiduciary, directed trustee or administrative capacity at the request of the Company or for the benefit of the Company’s employees or employees of any Subsidiary of the Company.
“Corporate Status” describes the status of a Person who is or was a director, officer, employee or agent or fiduciary of any Company Entity or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such Person is or was serving at the express request of any Company Entity.

US-DOCS\103388071.1

Exhibit 10.1

“Disinterested Director” means a member of the Board of Directors of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.
“Expenses” shall include all reasonable attorneys’ fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating or being or preparing to be a witness in any Proceeding or other proceeding of the type described in the definition of “Proceeding” set forth below.
“Including” means including but not limited to.
“Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past 5 years has been, retained to represent: (i) any Company Entity or Indemnitee in any matter (other than with respect to matters concerning Indemnitee under this Agreement); or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term “Independent Counsel” shall not include any Person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing any Company Entity or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.
“Losses” means judgments, penalties, liabilities, losses, claims, damages, fines and amounts, including amounts paid in settlement.
“Person” shall mean any person or entity of any nature whatsoever, specifically including an individual, a firm, a company, a corporation, a limited liability company, a partnership, a trust or other entity. A Person, together with that Person’s Affiliates and any group of Persons acting as a partnership, limited partnership, joint venture, association, syndicate or other group (whether or not formally organized), or otherwise acting jointly or in concert or in a coordinated or consciously parallel manner (whether or not pursuant to any express agreement), for the purpose of acquiring, holding, voting, or disposing of securities of any Company Entity with such Person, shall be deemed a single “Person.”
“Proceeding” includes any actual, threatened, pending or completed action, suit, litigation, claim, arbitration, mediation, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened, pending or completed proceeding arising on or after the date hereof, whether brought by or in the right of any Company Entity or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that he is or was a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity at any time

US-DOCS\103388071.1

Exhibit 10.1

on or after the date hereof, or is or was serving at the request of any Company Entity as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action taken by him or of any inaction on his part, on or after the date hereof, while acting as director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity, or while serving at the request of any Company Entity as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not he is acting or serving in any such capacity at the time any expense, judgment, penalty, liability, loss, claim, damage, fine or other amount for which indemnification can be provided under this Agreement is incurred or imposed.
“Subsidiary” shall mean with respect to any Person, any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly by that Person.
(b)    Interpretive Principles
For purposes of this Agreement, (i) the terms defined in this Section include the plural as well as the singular, (ii) the use of any gender herein shall be deemed to include the other genders; and (iii) references herein to Sections without reference to a document are to designated Sections in this Agreement.

2.	SERVICE TO THE COMPANY: SCOPE OF INDEMNIFICATION.
Indemnitee hereby agrees to serve or continue to serve as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary on and subject to the terms set forth herein and Indemnitee, in his sole discretion, may resign from his position(s) at any time and for any reason. The obligations of the Company to indemnify Indemnitee in the manner set forth in this Agreement shall continue in full force and effect, consistent with the terms of Section 10, notwithstanding any termination or resignation that may occur.

3.	INDEMNITY.
(a)    If an Indemnitee is, or is threatened to be made, a party to or participant in any Proceeding whether such Proceeding is by or in the right of any Company Entity, any third party or any other Person, the Company hereby agrees to hold harmless and indemnify from and against any and all Expenses and Losses incurred by Indemnitee or incurred on his behalf to the fullest extent authorized or permitted by applicable law, by the Certificate of Incorporation of the Company and by the By-Laws of the Company as the foregoing may be amended from time to time, and including any and all Expenses and Losses arising out of or relating to the actual or alleged acts, omissions, negligence or active or passive wrongdoing of Indemnitee. The only limitation that shall exist upon the indemnification obligations of the Company pursuant to this Agreement is that the Company shall not be obligated to make any indemnity-related payment to

US-DOCS\103388071.1

Exhibit 10.1

Indemnitee that is finally determined (pursuant to the procedures and subject to the presumptions set forth in Sections 7 and 8) to be unlawful under Delaware law.
(b)    Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee is a party to and is successful, on the merits or otherwise, in any Proceeding, he shall be indemnified pursuant to subsection (a) above to the maximum extent permitted by law. However, if (i) Indemnitee is not wholly successful in a Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, and (ii) it is determined that it is unlawful for Indemnitee to be indemnified with respect to such unsuccessful claims, issues or matters, in such instance Company shall indemnify Indemnitee against all Expenses and Losses incurred by Indemnitee, or incurred on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in a Proceeding by dismissal, with or without prejudice, shall be deemed to be successful on the merits or otherwise as to such claim, issue or matter.
(c)    Any other provision herein to the contrary notwithstanding, the Company shall not be obligated pursuant to the terms of this Agreement;
(i)    To indemnify Indemnitee for any acts or omissions or transactions from which a director may not be relieved of liability under the Delaware General Corporation Law; or
(ii)    To indemnify or advance expenses to Indemnitee with respect to a Proceeding (or part thereof) initiated or brought voluntarily by Indemnitee and not by way of defense, except with respect to a Proceeding (or part thereof) brought to enforce a right to indemnification under this Agreement and except with respect to a Proceeding authorized or consented to by the board of directors of the Company; provided that this limitation shall not apply to counterclaims or affirmative defenses asserted by Indemnitee in a Proceeding brought against Indemnitee;or
(iii)    To indemnify Indemnitee for any expenses incurred by the Indemnitee with respect to any Proceeding instituted by Indemnitee to enforce or interpret this Agreement, if a court of competent jurisdiction determines in a non-appealable final judgment that each of the material assertions made by the Indemnitee in such proceeding was not made in good faith or was frivolous; or
(iv)    To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities that is deemed, pursuant to a non-appealable final judicial decision from which there is no further right to appeal, in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute.

US-DOCS\103388071.1

Exhibit 10.1

4.	CONTRIBUTION IN THE EVENT OF JOINT LIABILITY.
(a)    Irrespective of whether the indemnification rights granted pursuant to Section 3 are available in any given instance, it is agreed by the parties that with respect to any Proceeding in which any Company Entity is jointly liable with Indemnitee (or would be liable if joined in such Proceeding), the Company shall pay, in the first instance, the entire amount of any and all Expenses and Losses relating to or incurred in connection with such Proceeding, without requiring Indemnitee to contribute to such payment, and the Company hereby waives sad relinquishes any right of contribution they may have against Indemnitee. The Company shall not enter into any settlement of any Proceeding in which any Company Entity is jointly liable with Indemnitee (or would be liable if joined in such Proceeding) unless such settlement provides for a full and final release of all claims asserted against Indemnitee.
(b)    Without diminishing or impairing the obligations of the Company set forth in subsection (a) above, if, for any reason, Indemnitee should elect or be required by any relevant judicial or administrative authority to pay all or any portion of any Expenses and Losses relating to or incurred in connection with any Proceeding in which any Company Entity is jointly liable with Indemnitee (or would be liable if joined in such Proceeding), the Company shall contribute to the amount of Expenses and Losses incurred and paid or payable by Indemnitee. The contribution by the Company shall be in an amount proportional to (i) on the one hand, the relative benefits received or enjoyed from the transaction to which the Proceeding relates by any Company Entity and all directors, officers, employees, trustees, agents, attorneys-in-fact or fiduciaries of any Company Entity (other than Indemnitee) who are jointly liable with Indemnitee (or would be liable if joined in such Proceeding), and (ii) the relative benefits received or enjoyed from the transaction to which the Proceeding relates by Indemnitee provided, however, that such proportional calculation, to the extent necessary to conform to applicable law, may be further adjusted: (i) by reference to the relative fault of any Company Entity and all directors, officers, employees, trustees, agents, attorneys-in-fact or fiduciaries of any Company Entity (other than Indemnitee) who are jointly liable with Indemnitee (or would be if joined in such Proceeding) on the one hand and Indemnitee on the other hand in connection with the events that resulted in such Expenses and Losses; and/or (ii) by any other equitable considerations which the law may require to be considered. The relative fault of any Company Entity and all directors, officers, employees, trustees, agents, attorneys-in-fact or fiduciaries of any Company Entity (other than Indemnitee) who are jointly liable with him (or would be liable if joined in such Proceeding) on the one hand, and Indemnitee, on the other hand, shall be determined by taking into account, among other factors, the degree to which their respective actions were motivated by intent to gain personal profit or advantage the degree to which their liability is primary or secondary and the degree to which their conduct is active or passive.
(c)    The Company hereby agrees to fully indemnify and hold Indemnitee harmless from and against any and all claims of contribution which may be brought by any

US-DOCS\103388071.1

Exhibit 10.1

director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity who may be jointly liable with Indemnitee in connection with any given Proceeding.

5.	INDEMNIFICATION FOR EXPENSES INCURRED AS A WITNESS.
Notwithstanding any other provision of this Agreement to the contrary, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, the Company shall indemnify Indemnitee for and against all Expenses actually and reasonably incurred by Indemnitee or incurred on his behalf in connection therewith.

6.	ADVANCEMENT OF EXPENSES.
Notwithstanding any other provision of this Agreement to the contrary, the Company shall advance or directly pay all Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding relevant hereto, within 10 days after the receipt by the Company of any statement from Indemnitee requesting such advances or payments from time to time, whether prior to or after final disposition of such Proceeding. Such statement shall reasonably evidence the Expenses incurred by or on behalf of, or charged to Indemnitee. In connection herewith, as a condition to any advancement or direct payment of any Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding, Indemnitee hereby agrees and undertakes to repay any Expenses advanced or paid hereunder, and Indemnitee shall, at the request of the Company, execute one or more agreements and undertakings in reasonable form, in favor of the Company or any insurer or other Person reasonably selected by the Company, to repay any Expenses advanced or paid if ultimately it is determined that Indemnitee is not entitled to be indemnified or reimbursed for such Expenses in any given instance, in accordance with applicable law and the Certificate of Incorporation and By-laws of the Company, as the foregoing may be amended from time to time. The foregoing undertaking to repay such Expenses by Indemnitee shall be unsecured and interest- free. Notwithstanding the foregoing, the obligation of the Company to advance Expenses pursuant to this Section 6 shall be subject to the condition that if, when and to the extent that the Company reasonably determine that Indemnitee would not be permitted to be indemnified under applicable law (subject to the terms and conditions of Section 7) the Company shall be entitled to reimbursement within 30 days of such determination by Indemnitee for all such amounts theretofore paid; provided, however, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that he should be indemnified under applicable law any determination made by the Company that Indemnitee is not entitled to indemnification under applicable law in a given instance shall not be binding, and Indemnitee shall not be required to reimburse the Company for any advance or payment of Expenses until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed).

US-DOCS\103388071.1

Exhibit 10.1

7.	PROCEDURES AND PRESUMPTIONS FOR DETERMINATION OF ENTITLEMENT TO INDEMNIFICATION.
It is the intent of this Agreement to secure for Indemnitee rights of indemnity that are as favorable and as broad as permitted under the law and public policy of Delaware. Accordingly, the parties hereby agree that the following procedures and presumptions shall apply if any question or dispute as to whether Indemnitee is entitled to indemnification under this Agreement.
(a)    To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and as may be reasonably necessary to enable the Company to determine whether and to what extent Indemnitee is entitled to indemnification. The Secretary of the Company, as applicable, shall, promptly upon receipt of such a request for indemnification advise the board of directors of such request in writing. Indemnitee’s failure to strictly comply with the procedural requirements set forth in this Section, however, shall not relieve the Company of any obligation it may have to indemnify hereunder and shall not alter or waive any presumptions for determination of entitlement to indemnification contained herein.
(b)    Upon each submission of a written request by Indemnitee for indemnification pursuant to subsection (a) above, a determination with respect to Indemnitee’s entitlement thereto shall be made in accordance with one of the following methods, the selection of which method shall be at Indemnitee’s discretion: (i) by a majority vote of the Disinterested Directors even if such Disinterested Directors constitute less than a quorum; (ii) by Independent Counsel in a written opinion pursuant to the procedures and selection processes set forth in subsection (c) below; or (iii) by a majority vote of the Company’s stockholders, pursuant to the procedures set forth in subsection (g) below.
(c)    If Indemnitee elects for the determination of entitlement to indemnification to be made by Independent Counsel pursuant to subsection (b) above, the Independent Counsel shall be selected as provided in this subsection (c). The Independent Counsel shall be selected jointly by Indemnitee and by a majority vote of the Disinterested Directors even if such Disinterested Directors constitute less than a quorum. If within 20 days after Indemnitee’s submission of a written request for indemnification pursuant to subsection (a) above, no Independent Counsel shall have been selected by virtue of a failure of the Indemnity and the majority of the Disinterested Directors to jointly select Independent Counsel, the Company or Indemnitee may petition the Court of Chancery of Delaware or any other court of competent jurisdiction for resolution of any objection made by the Company on the one hand, and Indemnitee on the other hand, to any Independent Counsel selected by the other and/or for the appointment of an Independent Counsel selected by the court or by such other Person as the court may designate. The Company shall pay any and all Expenses of such Independent Counsel relating to its performance of services in connection herewith, and the Company shall pay all

US-DOCS\103388071.1

Exhibit 10.1

Expenses incident to the procedures contained in this subsection (c) irrespective of the manner in which such Independent Counsel was selected or appointed.
(d)    In making a determination with respect to Indemnitee’s entitlement to indemnification hereunder, the Person(s) making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if he has submitted a request for indemnification in accordance with subsection (a) above. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence. In addition, if the Person(s) making a determination pursuant to subsection (b) above shall determine that Indemnitee is not entitled to indemnification hereunder, such determination shall not create a presumption against Indemnitee’s entitlement to indemnification in any later action, suit or proceeding initiated by Indemnitee to enforce his rights under this Agreement.
(e)    Indemnitee shall be deemed to have acted in good faith if his action is based on the records or books of account of any Company Entity or any other Person, including financial statements, or on information supplied to Indemnitee by the officers of any Company Entity or such other Person, in the course of their duties or on the advice of legal counsel for any Company Entity, or on information or records given or reports made to any Company Entity by an independent certified public accountant, by a financial advisor or by an appraiser or other expert selected by any Company Entity. In addition, the knowledge and/or actions, or failure to act, of any director, officer, agent or employee of any Company Entity or any other Person, shall not be imputed to Indemnitee for purposes of determining his right to indemnification under this Agreement. Irrespective of whether the foregoing provisions of this subsection (e) are satisfied, it shall be presumed in any event that each Indemnitee has at all times acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of any Company Entity. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion, by clear and convincing evidence.
(f)    The Company acknowledges that a settlement or other disposition of a Proceeding short of final judgment may be desirable if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. If any Proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including settlement of such Proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such Proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.
(g)    If the Person(s) empowered or selected under subsection (b) above to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 30 days after receipt by the Company of the request therefore, the requisite determination of entitlement to indemnification shall be deemed to have been made in favor of the Indemnitee,

US-DOCS\103388071.1

Exhibit 10.1

and he shall be entitled to such indemnification, absent (i) an intentional misstatement by Indemnitee of a material fact, or an intentional omission of a material fact necessary to make Indemnitee’s statement not materially misleading, in connection with the request for indemnification; or (ii) a prohibition of such indemnification under applicable law; provided, however, that such 30-day period may be extended for a reasonable time, not to exceed an additional 15 days, if the Person(s) making such determination reasonably and in good faith requires such additional time to complete the obtaining or evaluation of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this subsection (g) shall not apply if the determination of entitlement to indemnification is to be made by the stockholders pursuant to subsection (b) above, and if (A) within 15 days after receipt by the Company of the request for such determination, the board of directors or the Disinterested Directors, if appropriate, resolve to submit such determination to the stockholders for their consideration at an annual meeting thereof to be held within 75 days after such receipt and such determination is made thereat; or (B) a special meeting of stockholders is called within 15 days after such receipt for the purpose of making such determination, and such meeting is held for such purpose within 60 days after having been so called, and such determination is made thereat.
(h)    Indemnitee shall reasonably cooperate with the Person(s) making the determination regarding his entitlement to indemnification, including providing to such Person(s) upon reasonable advance request any documentation or information which is not privileged or otherwise protected from disclosure and which is reasonably available to Indemnitee and reasonably necessary to such determination. Any Independent Counsel, member of the board of directors, or stockholder of the Company shall act reasonably and in good faith in making a determination of Indemnitee’s entitlement to indemnification hereunder. Any Expenses incurred by Indemnitee in so cooperating with the Person(s) making such determination shall be borne by the Company (irrespective of the determination as to Indemnitee’s entitlement to indemnification), and the Company hereby agrees to indemnify and hold harmless Indemnitee therefrom.

8.	REMEDIES.
(a)    If: (i) a determination is made pursuant to Section 7 that Indemnitee is not entitled to indemnification under this Agreement; (ii) advancement of Expenses is not timely made pursuant to Section 6; (iii) contribution is not made pursuant to Section 4; (iv) no determination of entitlement to indemnification is made pursuant to Section 7 within 90 days after receipt by the Company of the request for indemnification; (v) payment of indemnification pursuant to this Agreement is not made within 10 days of the receipt by the Company of a written request therefore; (vi) payment of indemnification is not made within ten days after a determination has been made that Indemnitee is entitled to indemnification or such determination is deemed to have been made pursuant to Section 7; or (vii) the Company has not complied with any other term of this Agreement intended for the benefit of Indemnitee, then in any such event, Indemnitee shall be entitled to an adjudication of the foregoing in an appropriate court of

US-DOCS\103388071.1

Exhibit 10.1

Delaware, or in any other court of competent jurisdiction. The Company shall not oppose Indemnitee’s right to seek any such adjudication.
(b)    If a determination shall have been made pursuant to Section 7 that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial, on the merits, and Indemnitee shall not be prejudiced by reason of that adverse determination.
(c)    If a determination shall have been made pursuant to Section 7 that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this Section 8, absent a prohibition of such indemnification under applicable law.
(d)    If Indemnitee, pursuant to this Section 8, seeks a judicial adjudication of his rights under, or to recover damages for breach of, this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company shall pay on his behalf, in advance, any and all Expenses incurred by him in such judicial adjudication, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, advancement of expenses or insurance recovery.
(e)    The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court that the Company are bound by all the provisions of this Agreement.

9.	NON-EXCLUSIVITY; SURVIVAL OF RIGHTS; INSURANCE; SUBROGATION.
(a)    The rights of indemnification, advancement or contribution set forth in this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation of the Company, the By-Laws of the Company or any other agreement to which the Indemnitee, the Company or any Affiliates of the Company is a party. No amendment, alteration or repeal of this Agreement or any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by Indemnitee as a function of his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the law, whether by statute or judicial decision, permits greater indemnification, advancement or contribution rights than currently are afforded under the Certificate of Incorporation of the Company, the By-Laws of the Company and this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy conferred herein is intended to be exclusive of any other right or remedy of Indemnitee, and every other right or remedy shall be cumulative and in addition to every other right or remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or

US-DOCS\103388071.1

Exhibit 10.1

employment of any right or remedy hereunder shall not prevent the concurrent assertion or employment of any other right or remedy.
(b)    To the extent that any Company Entity maintains an insurance policy or policies providing liability insurance for director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise which such Person serves at the request of any Company Entity, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee, trustee, agent, attorney-in-fact or fiduciary under such policy or policies.
(c)    In the event of any payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.
(d)    The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee otherwise and actually has received such payment under any insurance policy, contract, agreement or otherwise.

10.	DURATION OF AGREEMENT.
All agreements and obligations of the Company contained herein shall continue with respect to Indemnitee during the period in which he serves as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity (or is or was serving at the request of any Company Entity as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of another corporation, partnership, joint venture, trust or other enterprise), whether or not such service occurred prior to or after the date this Agreement was effective, and shall continue in perpetuity thereafter, whether or not Indemnitee is acting or serving in any such capacity at the time any Expenses or Losses are incurred for which indemnification, advancement or contribution can be provided under this Agreement. This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), assigns, spouses, heirs, executors and personal and legal representatives.

11.	SECURITY.
To the extent requested by Indemnitee and approved by the board of directors, the Company may at any time and from time to time provide security to Indemnitee for the obligations of the Company hereunder through an irrevocable bank line of credit, funded trust or

US-DOCS\103388071.1

Exhibit 10.1

other collateral or by other means. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of such Indemnitee.

12.	ENFORCEMENT; ENTIRE AGREEMENT.
(a)    The Company expressly confirm and agree that it has entered into this Agreement and has assumed the obligations imposed on it hereby in order to induce Indemnitee to serve or continue to serve as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity, and the Company acknowledges that Indemnitee is relying upon this Agreement in agreeing to serve as a director, officer, employee, trustee, agent, attorney-in-fact or fiduciary of any Company Entity.
(b)    Subject to Section 9, this Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof, except to the extent referenced in Section 9 hereof.

13.	SEVERABILITY.
If any provision of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, illegal or otherwise unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall not be affected or impaired in any way thereby and shall remain enforceable to the fullest extent permitted by law; and (ii) to the fullest extent possible, the provisions of this Agreement (including each portion of any section of this Agreement containing any such provision held to be invalid, illegal or unenforceable that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

14.	MODIFICATION AND WAIVER.
No supplement, modification, waiver, termination or amendment of all or any portion of this Agreement shall be binding unless expressed in a written instrument executed by the parties hereto. No waiver of any term or provision of this Agreement shall be deemed or shall constitute a waiver of any other term or provision hereof (whether or not similar), and any such waiver shall be effective only in the specific instance, for the specific duration and for the express purpose for which it is given. Any waiver or failure to insist upon strict compliance with any term or provision of this Agreement shall not operate as a waiver of, or an estoppel with respect to, any subsequent or other failure to comply.

15.	NOTICE OF SERVICE BY INDEMNITEE.

US-DOCS\103388071.1

Exhibit 10.1

Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, compliant, indictment or other document relating to any Proceeding or matter which may be subject to indemnification covered hereunder. The failure to so notify the Company shall not relieve the Company of any obligations which they may have to Indemnitee under this Agreement or otherwise.

16.	NOTICES.
All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by and receipted for by the party to whom said notice or other communication shall have been directed; (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed; or (iii) sent by facsimile, the successful transmission and receipt of which is confirmed in a written report; in each instance to the addresses and/or facsimile numbers set forth below:
If to Indemnitee, to:        ____________________________
____________________________
____________________________
If to the Company, to:     Spok Holdings, Inc.
Attention: Corporate Secretary
6850 Versar Center
Suite 420
Springfield, VA 22151-4148
Facsimile:    ________________
or to such other address or facsimile number as may have been furnished to Indemnitee by the Company, as the case may be.

17.	IDENTICAL COUNTERPARTS.
This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

18.	HEADINGS.
The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction or interpretation thereof.

19.	GOVERNING LAW.

US-DOCS\103388071.1

Exhibit 10.1

The parties agree that this Agreement shall be governed by, and construed and enforced in accordance with, the laws of Delaware without application of the conflict of laws principles thereof.
IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.
Spok Holdings, Inc.
By:    _____________________________
Its:    _____________________________
INDEMNITEE
___________________________________

US-DOCS\103388071.1